CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS







         As independent certified public accountants, we hereby consent to the incorporation of our reports, and all references to our Firm, included in this Form 10-KSB, into the Company's previously filed Registration Statement File No. 333-07683 and Registration Statement File No. 333-51383.






                                          CAYER PRESCOTT CLUNE & CHATELLIER, LLP




Providence, Rhode Island
March 27, 2001